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                           THE RIVERFRONT FUNDS, INC.

                   THE RIVERFRONT U.S. GOVERNMENT SECURITIES
                               MONEY MARKET FUND
                   THE RIVERFRONT U.S. GOVERNMENT INCOME FUND
                       THE RIVERFRONT INCOME EQUITY FUND
                     THE RIVERFRONT OHIO TAX-FREE BOND FUND
                     THE RIVERFRONT STOCK APPRECIATION FUND
                    THE RIVERFRONT LARGE COMPANY SELECT FUND
                          THE RIVERFRONT BALANCED FUND


                      Supplement Dated March 17, 1998, to
                        Prospectus Dated April 30, 1997


     Capitalized terms used in this Supplement have the meaning assigned to them in the Prospectus.

     On March 17, 1998, the Board of Directors of the Company approved a Plan of Dissolution, Liquidation and Termination (the "Plan"), pursuant to which the Ohio Tax-Free Fund will be wound down and liquidated subject to shareholder approval. The Board has called a Special Meeting of Shareholders to be held on or about April 27, 1998, to consider and vote upon the Plan. If the Plan is approved at that meeting, it is anticipated that the Ohio Tax-Free Fund will be terminated and liquidated on or about April 30, 1998.

     Effective March 17, 1998, the Company will no longer accept any purchases, other than dividend reinvestments, in the Ohio Tax-Free Bond Fund. In addition, as of such date, the Distributor has agreed to waive all contingent deferred sales charges in connection with redemptions of Investor B shares of the Ohio Tax-Free Fund through and including the date of such Fund's liquidation.


                    INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                    WITH THE PROSPECTUS FOR FUTURE REFERENCE